UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2009

SMITHFIELD FOODS, INC.

Virginia	1-15321	52-0845861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Commerce Street Smithfield, Virginia	23430
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (757) 365-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02                      Results of Operations and Financial Condition.

On June 16, 2009, the Registrant issued a press release announcing its results for the fiscal year 2009 and fourth quarter of fiscal 2009, which ended May 3, 2009.  The information contained in the press release, which is attached as Exhibit 99.1 to this report, is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01                      Financial Statements and Exhibits

(d)	Press release, dated as of June 16, 2009, announcing the Registrant’s results for the fiscal year 2009 and fourth quarter of fiscal 2009, which ended May 3, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITHFIELD FOODS, INC.

Date: June 16, 2009	/s/ Robert W. Manly, IV
Robert W. Manly, IV
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit 99.1	Press release, dated as of June 16, 2009, announcing the Registrant’s results for the fiscal year 2009 and fourth quarter of fiscal 2009, which ended May 3, 2009.